Exhibit 10.19

                               FIRST AMENDMENT TO
                                   DEMAND NOTE



         First Amendment to Demand Note made as of the ____ day of December, 1996, by and between FLEET BANK OF MAINE, a financial institution organized and existing under the laws of the State of Maine (the "Bank") and BRUNSWICK TECHNOLOGIES, INC., a Maine corporation with a place of business in Brunswick, Maine (the "Maker").

                              W I T N E S S E T H :


         WHEREAS, on May 30, 1996, the Bank and the Maker entered into a Loan Agreement (the "Agreement") between the Bank as lender and the Maker as borrower pursuant to which the Bank, among other matters, and subject to the terms and conditions set forth therein, established a $1,500,000 revolving credit facility in favor of the Maker; and

         WHEREAS, also on May 30, 1996, the Maker executed a certain Demand Note (also referred to in the Agreement as a Revolving Credit Note) (the "Note") in the original principal amount of $1,500,000 to evidence the revolving credit loans made by the Bank to Maker under the Agreement from time to time; and







         WHEREAS, on or about the date hereof, the undersigned entered into a First Amendment to Loan Agreement pursuant to which the parties agreed to amend the Agreement to increase the revolving credit facility from $1,500,000 to $2,500,000; and

         WHEREAS, the parties desire to further amend the Note to confirm such increase in the revolving credit facility;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to modify the Note as follows:

         1. Effective as of the date hereof, but not retroactively, the Note is hereby amended by deleting the numbers "$1,500,000" from the second line of page 1 of the Note and substituting therefor "$2,500,000", such that the face amount of the Note shall be $2,500,000.

         2. Effective as of the date hereof, but not retroactively, the Note is hereby amended by deleting the first paragraph of page 1 of the Note in its entirety and substituting in place thereof the following:

                  FOR VALUE RECEIVED, BRUNSWICK TECHNOLOGIES, INC., a Maine corporation (the "Maker"), promises to pay to Fleet Bank of Maine (the "Bank"), or order, ON DEMAND, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), or so much hereof as may be outstanding at the time this obligation becomes due and payable (whether upon demand or otherwise).


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         3. Effective as of the date hereof, but not retroactively,  the Note is hereby amended by deleting the last paragraph of page 2 of the Note in its entirety and substituting in place thereof the following:

                  At any time that (i) the interest rate on this Note is a fixed rate and (ii) the Bank in its sole discretion determines that current market conditions can accommodate a prepayment request, the Maker may prepay this Note in whole (but not in part) without premium or penalty, except that the Maker shall be obligated to pay the Availability Fee referenced in Section 2.9 of the Loan Agreement and, for any loan or advance bearing interest at the LIBOR Rate which shall be prepaid in full prior to the end of the applicable LIBOR Interest Period, a Maintenance Fee calculated in the manner set forth in Section 2.5 of the Loan Agreement.

         4. It is the intention of the parties hereto that the only modification to the Note contemplated hereby shall be the modifications specifically effected above. Except as so modified, the terms, provisions, covenants and agreements set forth in the Note are hereby ratified and affirmed in all respects.

         5. The Maker and the Bank hereby agree that the indebtedness evidenced by the Note as amended hereby shall remain the same indebtedness originally evidenced by said Note and that this Amendment represents a modification of the original indebtedness evidenced by said Note and not a novation.



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         6. The Maker hereby  agrees that this Note, as amended  hereby,  is and shall be one integrated instrument and such instrument constitutes the legal, valid and binding obligation of the Maker in accordance with its terms.

         7. The Bank hereby agrees to affix and attach this Amendment to the Note.




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                left blank. The next page is the signature page.]



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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment as of the date first above written.


WITNESS:                                   FLEET BANK OF MAINE


                                           By:
----------------------------                  ------------------------------
                                           Its:
                                              ------------------------------

                                           BRUNSWICK TECHNOLOGIES, INC.


                                           By:
----------------------------                  ------------------------------

                                           Its:
                                              ------------------------------



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